Income Tax	6 Months Ended
Jun. 30, 2023
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Income Tax
7. Income Tax
During the three and six months ended June 30, 2023, the Group generated a net loss. The Group correspondingly recognized no income tax expense and no equivalent current tax liability for the three and six months ended June 30, 2023. During the three months ended March 31, 2022, the Group generated a net income due to the recognition of revenue in connection with the license component of the BMS collaboration agreement on IMA401. This one-time
revenue is not accounted for under German GAAP and consequently under German tax accounting. Instead, the Group recognizes revenue for the BMS agreement over the period of the clinical trial service.
The deferred tax liability arising from the temporary difference related to delayed revenue recognition under German tax accounting is offset by deferred tax assets on tax losses carried forward that were previously not capitalized due to the Groups expectation of generating taxable losses in the foreseeable future. During the three and six months ended June 30, 2023 and 2022, the Group’s German operations were subject to a statutory tax rate of 28.5% and the Group´s U.S. operations were subject to a federal corporate income tax rate of 21%.
For Immatics GmbH, the Group recognized an income tax expense and an equivalent current tax liability in the amount of €1.2 million for the three and six months ended June 30, 2022. The income tax expense is calculated based on taxable income of Immatics GmbH for the three and six months ended June 30, 2022 and does not take into account potential income or loss of the following quarters. The Group applied the estimated effective tax rate for
the financial year 2022 to the taxable income for the three and six months ended June 30, 2022. Since no deferred tax assets have been recognized as of December 31, 2021, the Group took into account the tax losses carried forward that can be used to offset the taxable income generated in the three and six months ended June 30, 2022. In accordance with §10d para 2 EStG (German income tax code), 60% of an income of a given year can be offset with tax losses carried forward. Accordingly, 40% of the income before tax of Immatics GmbH are subject to income tax.
As the profit generated in the three and six months ended June 30, 2022, is considered a one-time
profit, no deferred tax assets exceeding the deferred tax liability for temporary differences have been recognized in respect of tax losses carried forward. The current assessment regarding the usability of deferred tax assets may change, depending on the Group’s taxable income in future years, which could result in the recognition of deferred tax assets.
The Group continued to generate losses for all entities within the Group during the three and six months ended June 30, 2023 as well as for all entities apart from Immatics GmbH during the three and six months ended June 30, 2022.
Due to changes in ownership in prior periods, there are certain limitations on tax losses carried forward for net operating losses incurred by Immatics US, Inc., under Section 382 of the U.S. Internal Revenue Code.